Exhibit 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, I, Shiv Verma, hereby certify that, to the best of my knowledge, Robinhood Markets, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Robinhood Markets, Inc.
Date: April 28, 2026
/s/Shiv Verma
Shiv Verma
Chief Financial Officer